Exhibit 99.2

EVOLENT HEALTH ANNOUNCES ACQUISITION OF SPECIALTY ASSET NIA AND STRATEGIC PARTNERSHIP WITH CENTENE

–Accelerates Evolent Health's Value-Based Specialty Care Market Leadership
–Transaction Anticipated to be Immediately Accretive to Adjusted EBITDA Margins and Cash Flow
–Highly Complementary Business Expected to Add $85 Million of High-Visibility Adjusted EBITDA by 2024; Maintains Strong Balance Sheet
–Diversifies Evolent’s Revenue Base and Increases Cross-Sell Opportunity from $16 Billion to $50 Billion
–Expands Centene Customer Relationship with New NIA Contract Expansions and is Expected to Accelerate Pace of Remaining Evolent Cross-Sell Opportunity with Centene

WASHINGTON, November 17, 2022 /PRNewswire/ -- Evolent Health, Inc. ("Evolent" or "the Company") (NYSE: EVH) today announced that it has entered into a definitive agreement to acquire NIA (also known as Magellan Specialty Health), the specialty benefit management organization owned by Centene Corporation (NYSE: CNC) that focuses on managing cost and quality in the areas of radiology, musculoskeletal, physical medicine, and genetics.

NIA has revenues of approximately $250 million and stand-alone Adjusted EBITDA of approximately $50 million. Contracted service expansions from Centene combined with identified cost synergies are expected to increase run-rate Adjusted EBITDA to $85 million and be fully realized by the fourth quarter of 2024. Consideration for the acquisition includes $650 million at close plus additional contingent consideration of up to $150 million based on 2023 performance. The upfront consideration will be funded in part by $250 million in Evolent equity issued to the sellers at a price of $29.50, a 24% premium to the prior day’s closing price, subject to lock-up provisions. Upon close, the NIA team and platform will be fully integrated into Evolent’s value-based specialty care business, which includes New Century Health, Vital Decisions and IPG.

In addition to the NIA acquisition, Evolent and Centene are expanding Centene’s relationship with NIA and extending NIA’s contracts with Centene through 2027. We believe these expansions will generate at least $20 million of Adjusted EBITDA by the fourth quarter of 2024.

Seth Blackley, Chief Executive Officer of Evolent, stated, “Today’s announcement represents another step forward in Evolent’s journey to become a national leader in value-based specialty care, and we believe it will also improve our financial profile, customer diversification and scale. I am also excited to significantly expand our strategic partnership with Centene, and I look forward to the opportunity to further grow our relationship in the time ahead.”

Mr. Blackley continued, “These transactions should elevate our visibility with payers and create a more comprehensive specialty solution that should position us as the go-to value-based specialty partner for any health plan in the country. After the closing of the transaction, we believe we will have a $50 billion cross-sell opportunity inside our existing customer footprint, up from $16 billion today. Finally, this acquisition brings complementary assets to a core Evolent business that is performing well, including strong revenue and margin growth heading into 2023. We believe this announcement aligns with our core operating priorities of revenue growth, margin expansion and disciplined capital allocation, all for the benefit of our shareholders.”

John Johnson, Chief Financial Officer of Evolent, stated, “We believe the NIA acquisition is financially attractive and is expected to immediately enhance our Adjusted EBITDA margin and cash flow profile. Further, with highly visible free cash flow generation in 2023 and beyond, the transaction maintains our strong balance sheet from day one, while enabling us to quickly de-lever in the next 18 months.”

Dan McCarthy, President of Evolent, added, “With the successful integration of past specialty acquisitions and the accelerating growth in our existing business, we believe we can integrate the NIA asset into our platform and add new revenue and Adjusted EBITDA with the benefit of the NIA solutions, team and customer base. Our experience in the value-based specialty market informs us that many current and prospective payer partners are looking for more breadth and integration across specialties, and I believe this acquisition sets us up to meet that need.”

Sarah London, Chief Executive Officer of Centene, commented, “Magellan Specialty Health has been a trusted partner of Centene and its health plans for more than a decade. By combining Magellan Specialty Health with Evolent, which is also a trusted strategic partner, Centene will have access to a broad and integrated portfolio of value-based specialty solutions across more of Centene’s geographies and lines of business.”

STRATEGIC RATIONALE

Accelerates Market Leadership in Value-Based Specialty Care
•Builds on the proven Evolent Health Clinical Solutions growth engine as a leading independent provider of value-based specialty care, improving quality and lowering health care costs.
•Adds highly complementary capabilities in radiology, musculoskeletal, physical medicine and genetic testing that should unlock revenue synergy opportunities.

Financially Attractive and Immediately Accretive Transaction
•Expect the transaction to be immediately accretive to Adjusted EBITDA margins and cash flow.
•Expect $85 million of run-rate Adjusted EBITDA by the end of 2024, based on 2023 estimated current base of $50 million, plus $15 million in identified cost synergies, plus $20 million from full rollout of contracted NIA expansion with Centene.
•Attractive upfront valuation of 13.0-times NIA’s current Adjusted EBITDA.
•Attractive total valuation, including payment of the full earn out, of 9.4-times the run-rate Adjusted EBITDA.

Centene Customer Relationship Expansion and Future Acceleration
•New extensions to existing NIA contracts signed in connection with the transaction driving $20 million of expected incremental 2024 Adjusted EBITDA.
•Broad opportunities to further expand the Centene partnership.

TRANSACTION DETAILS AND OUTLOOK

Acquisition of NIA
•Evolent will acquire NIA from Centene for $650 million of upfront consideration, comprising $400 million in cash and $250 million of newly issued Evolent equity based on an issuance price of $29.50, representing a 24% premium to the close price on 11/16/2022. Up to $150 million of contingent consideration is payable in Q1 2024 based on NIA performance during 2023, delivered in cash and up to 50% Evolent equity at Evolent’s discretion.
•NIA standalone financials for 2023 are expected to be:
◦Revenue of $250 million
◦Adjusted EBITDA of $50 million
◦Adjusted EBITDA margin of 20%
•Annual adjusted net revenue growth for NIA is expected to meet or exceed Evolent’s long-term growth target.
•The Company expects to fund $400 million of the purchase price in cash through a combination of cash on the balance sheet and a fully committed financing package from funds managed by Ares Management.
•At closing, the Company is targeting a senior net leverage ratio of 2.5-times and a total net leverage ratio of approximately 3.7-times the pro forma trailing 12 months Adjusted EBITDA. The Company plans to prioritize debt paydown in future capital allocation, targeting a senior net leverage ratio of under 1.2-times and total net leverage ratio of under 2.0-times in 2024.

2023 Business Outlook Update
In tandem with the announcement of the planned acquisition of NIA as well as the anticipated growth in Evolent’s partnership with Centene, the Company is providing an initial view on its growth prospects for 2023.

•Evolent anticipates 2023 reported revenue growth to exceed 25% before any impact from NIA, equating to organic growth of 20%+ and the contribution of seven months of incremental revenue from the IPG acquisition, completed in August.
•Evolent anticipates continued expansion in Adjusted EBITDA margin in 2023 vs. YTD 2022 result, before accretive impact from NIA.
•The company expects 2023 cash generation (excluding funded earnouts and typical transaction expenses) to exceed $120 million before interest expense, providing strong coverage on near-term debt service.

Goldman Sachs is serving as financial advisor to Evolent, and Bass Berry & Sims PLC and King & Spalding LLP are serving as its legal counsel. PJT Partners is also serving as an advisor to Evolent. J.P. Morgan Securities LLC is serving as financial advisor to Centene, and Skadden, Arps, Slate, Meagher & Flom LLP is serving as its legal counsel.

The transaction is subject to U.S. federal antitrust clearance and satisfaction of other customary closing conditions and is expected to close in the first half of 2023.

Teleconference and Webcast
Management will host a conference call to discuss the acquisition on Thursday, November 17, 2022 at 5:00 p.m. Eastern Time.

A live link to the webcast of the call as well a presentation to accompany the call are available at the following location: http://ir.evolenthealth.com/event-calendar/default.aspx

Shareholders and interested participants may also listen to a live broadcast of a conference call hosted by management. To participate, please dial 855-940-9467 or 412-317-6034 for international callers and referencing the "Evolent Health call" 15 minutes prior to the call (Confirmation number 10173552). An audio playback of the conference call will be available on Evolent's investor relations website, ir.evolenthealth.com, for 90 days after the call.

About Evolent Health
Evolent Health (NYSE: EVH) delivers proven clinical and administrative solutions that improve whole-person health while making health care simpler and more affordable. Our solutions encompass total cost of care management, specialty care management, and administrative simplification. Evolent serves a national base of leading payers and providers, is the first company to receive the National Committee for Quality Assurance's Population Health Program Accreditation and is consistently recognized as a top place to work in health care nationally. Learn more about how Evolent is changing the way health care is delivered by visiting evolenthealth.com

About Centene
Centene Corporation, a Fortune 500 company, is a leading health care enterprise that is committed to helping people live healthier lives. Centene takes a local approach—with local brands and local teams—to provide fully integrated, high-quality, and cost-effective services to government-sponsored and commercial health care programs, focusing on under-insured and uninsured individuals. Centene offers affordable and high-quality products to nearly 1 in 15 individuals across the nation, including Medicaid and Medicare members (including Medicare Prescription Drug Plans) as well as individuals and families served by the Health Insurance Marketplace, the TRICARE program and individuals in correctional facilities. Centene also serves several international markets, and contracts with other health care and commercial organizations to provide a variety of specialty services focused on treating the whole person. Centene focuses on long-term growth and value creation as well as the development of its people, systems and capabilities so that it can better serve its members, providers, local communities and government partners.

Centene uses its investor relations website to publish important information about Centene, including information that may be deemed material to investors. Financial and other information about Centene is routinely posted and is accessible on Centene's investor relations website, https://investors.centene.com/.

FORWARD-LOOKING STATEMENTS
Certain statements made in this press release and in other written or oral statements made by us or on our behalf are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). A forward-looking statement is a statement that is not a historical fact and, without limitation, includes any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words like: “believe,” “anticipate,” “expect,” “estimate,” “aim,” “predict,” “potential,” “continue,” “plan,” “project,” “will,” “should,” “shall,” “may,” “might” and other words or phrases with similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to our guidance and business outlook and future performance, leverage or financial results, including of NIA, and our strategy. We claim the protection afforded by the safe harbor for forward-looking statements provided by the PSLRA.

These statements, including but not limited to estimates of Adjusted EBITDA, earnings growth, expected cost synergies and net leverage ratios, are only predictions based on our current expectations and projections about future events. Forward-looking statements involve risks and uncertainties that may cause actual results, level of activity, performance or achievements to differ materially from the results contained in the forward-looking statements. Risks and uncertainties that may cause actual results to vary materially, some of which are described within the forward-looking statements, include, among others: risks and uncertainties related to the possibility that the closing of the NIA transaction may be delayed or may not occur, and the risk that litigation or other matters could affect the closing, the significant portion of revenue we derive from our largest partners, and the potential loss, non-renewal, termination or renegotiation of our relationship or contract with any significant partner, or multiple partners in the aggregate; evolution in the market for value-based care; uncertainty in the health care regulatory framework, including the potential impact of policy changes; our ability to offer new and innovative products and services; risks related to completed and future acquisitions, investments, alliances and joint ventures, divert management resources, or result in unanticipated costs or dilute our stockholders; the financial benefits we expect to receive as a result of the sale of certain assets of Passport may not be realized; the growth and success of our partners, which is difficult to predict and is subject to factors outside of our control, including governmental funding reductions and other policy changes, enrollment numbers for our partners’ plans, premium pricing reductions, selection bias in at-risk membership and the ability to control and, if necessary, reduce health care costs; risks relating to our ability to maintain profitability for our total cost of care and New Century Health’s performance-based contracts and products, including capitation and risk-bearing contracts; our ability to effectively manage our growth and maintain an efficient cost structure, and to successfully implement cost cutting measures; changes in general economic conditions nationally and regionally in our markets, including inflation and economic and business conditions and the impact thereof on the economy resulting from the COVID-19 pandemic and other public health emergencies our ability to recover the significant upfront costs in our partner relationships; our ability to attract new partners and successfully capture new growth opportunities; the increasing number of risk-sharing arrangements we enter into with our partners; our ability to estimate the size of our target markets; our ability to maintain and enhance our reputation and brand recognition; consolidation in the health care industry; competition which could limit our ability to maintain or expand market share within our industry; risks related to governmental payer audits and actions, including whistleblower claims; our ability to partner with providers due to exclusivity provisions in our contracts; risks related to our offshore operations; our ability to contain health care costs, implement increases in premium rates on a timely basis, maintain adequate reserves for policy benefits or maintain cost effective provider agreements; our dependency on our key personnel, and our ability to attract, hire, integrate and retain key personnel; the impact of additional goodwill and intangible asset impairments on our results of operations; our indebtedness, our ability to service our indebtedness, and our ability to obtain additional financing; our ability to achieve profitability in the future; the impact of litigation, including the ongoing class action lawsuit; material weaknesses in the future may impact our ability to conclude that our internal control over financial reporting is not effective and we may be unable to produce timely and accurate financial statements; restrictions and penalties as a result of privacy and data protection laws; data loss or corruption due to failures or errors in our systems and service disruptions at our data centers; restrictions and penalties as a result of privacy and data protection laws; adequate protection of our intellectual property, including trademarks; any alleged infringement, misappropriation or violation of third-party proprietary rights; our use of “open source” software; our ability to protect the confidentiality of our trade secrets, know-how and other proprietary information; our reliance on third parties and licensed technologies; our ability to use, disclose, de-identify or license data and to integrate third-party technologies; our reliance on Internet infrastructure, bandwidth providers, data center providers, other third parties and our own systems for providing services to our partners; our reliance on third-party vendors to host and maintain our technology platform; our obligations to make payments to certain of our pre-IPO investors for certain tax benefits we may claim in the future; our ability to utilize benefits under the tax receivables agreement described herein; our obligations to make payments under the tax receivables agreement that may be accelerated or may exceed the tax benefits we realize; the terms of agreements between us and certain of our pre-IPO investors; the conditional conversion features of the 2024 and 2025 convertible notes, which, if triggered, could require us to settle the 2024 or 2025 convertible notes in cash; the potential volatility of our Class A common stock price; the potential decline of our Class A common stock price if a substantial number of shares are sold or become available for sale; provisions in our second amended and restated certificate of incorporation and third amended and restated by-laws and provisions of Delaware law that discourage or prevent strategic transactions, including a takeover of us; the ability of certain of our investors to compete with us without restrictions; provisions in our second amended and restated certificate of incorporation which could limit our stockholders’ ability to obtain a favorable judicial forum for disputes with us or our directors, officers or employees; and our intention not to pay cash dividends on our Class A common stock.

The risks included here are not exhaustive. Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance or achievements. Our Annual Report on Form 10-K for the year ended December 31, 2021 (the "2021 Form 10-K") and other documents filed with the SEC include additional factors that could affect our businesses and financial performance. Moreover, we operate in a rapidly changing and competitive environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors. Further, it is not possible to assess the effect of all risk factors on our businesses or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual results. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances that occur after the date of this press release.

This press release is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to purchase any securities of any nature whatsoever, and it may not be relied upon in connection with the purchase of securities. The contents of this press release do not constitute legal, tax or business advice. Anyone reading this press release should seek advice based on their particular circumstances from independent legal, tax and business advisors.

Additional Information and Where to Find It:
Financial Details and Webcast
http://ir.evolenthealth.com/overview/

Information About Evolent Health
https://www.evolenthealth.com/

Contacts:

Evolent Health, Media Contact:
Media Relations
media@evolenthealth.com

Evolent Health, Investor Relations Contact:
Seth R. Frank
sfrank@evolenthealth.com
571-895-3919

NIA Media Contact:
Suzy DePrizio
mediainquiries@centene.com
(314) 445-0790